EXHIBIT 10.21

The following form of agreement was executed by The Ohio Valley Bank Company and each of the following directors on the dates indicated beside their names:

Name	Date of Agreement

Anna P. Barnitz	December 13, 2016

Brent A. Saunders	December 13, 2016

2016 DETERMINATION OF DIRECTOR'S FEES

FOR PURPOSES OF THE DIRECTOR RETIREMENT AGREEMENT
FOR _____________

THIS AGREEMENT is made this ______ day of December, 2016, by and between THE OHIO VALLEY BANK COMPANY located in Gallipolis, Ohio (the "Company"), and ______________ (the "Director").

The Company and the Director entered into a DIRECTOR RETIREMENT AGREEMENT most recently amended and restated on ____________________, 20__ (the "Agreement").

The Director agrees that Director's section 1.7 of the Agreement be amended to read as follows:

1.7
"Fees" means the total annual board retainer and monthly fees paid to all directors, earned by the Director during a Plan Year.  For purposes of clarity, Fees does not include committee fees of any type, lead director fees or other special director fees.

The parties, by executing this Agreement, hereby agree to the terms stated herein.

DIRECTOR:	THE OHIO VALLEY BANK COMPANY

By:
Title: